REVENUE AND DEFERRED REVENUE	12 Months Ended
Dec. 31, 2023
REVENUE AND DEFERRED REVENUE
REVENUE AND DEFERRED REVENUE

4. REVENUE AND DEFERRED REVENUE

The following table presents the Group’s revenues from contracts with customers disaggregated by timings of revenue recognition:

	For the year ended December 31,
	2021	2022	2023	2023
	RMB	RMB	RMB	US$
	(in thousands)
Revenues:
Recognized over time	831,363	898,233	926,479	130,492
Recognized at a point in time	113,359	87,284	91,660	12,910
Total revenues	944,722	985,517	1,018,139	143,402

Contract costs

Deferred channel and other costs were recorded under “Prepayment and other current assets” (Note 6). For the years ended December 31, 2021, 2022 and 2023, the Group recognized RMB170,068 thousand, RMB184,891 thousand and RMB192,122 thousand (US$27,060 thousand) of amortization of deferred channel costs as “Cost of revenues”, respectively. There was no impairment recognized to the deferred costs during the years ended December 31, 2021, 2022 and 2023.

Deferred revenue and customer advances

Deferred revenue and customer advances primarily consist of deferred revenue from online subscriptions and advanced consideration received from customers for the sales of offline products and others, which are recognized as contract liability until services are provided to the customers and products are delivered at customers. The balance of deferred revenue and customer advances as of December 31, 2023 decreased from the higher balance as of December 31, 2022 due to normalization from the exceptional fourth quarter performance in 2022, which was caused by a heightened demand driven by more indoor activities during the Covid-19 pandemic.

Revenue recognized during the year ended December 31, 2023 that was included in the deferred revenue and customer advances balance of RMB379,063 thousand at January 1, 2023 was RMB371,743 thousand (US$52,359 thousand).